345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
The Korea Fund, Inc.



                                                                 August 26, 1996

To the Stockholders:

     The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") is to be held at 10:30 a.m., eastern time, on Monday, October 7, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                      /s/Juris Padegs

Nicholas Bratt                                         Juris Padegs
President                                              Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                              THE KOREA FUND, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, October 7, 1996 at 10:30 a.m., eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1997.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 19, 1996 are entitled to vote at the meeting or any adjournments thereof.

                                         By order of the Board of Directors,

                                         Thomas F. McDonough, Secretary

August 26, 1996



IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, October 7, 1996 at 10:30 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 26, 1996 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 19, 1996 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 37,188,527 shares of common stock outstanding on the Record Date.

                            (1) ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class II) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Except for Mr. Callander, each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II

Nominees to serve until 1999 Annual Meeting of Stockholders:

                           Present Office with the Fund, if any;                  Shares
                                 Principal Occupation or          Year First    Beneficially     Percent
                               Employment and Directorships       Became a         Owned           of
       Name (Age)               in Publicly Held Companies         Director    June 30, 1996(1)   Class
       ----------               --------------------------         --------    -----------------  -----


 Robert J. Callander (65) Director, ARAMARK Corporation,  Barnes     --             --              --
                          Group  Inc.,  Beneficial  Corporation,
                          and  Omnicom  Group,   Inc.;   Member,
                          Council    on    Foreign    Relations;
                          Managing Director,  Metropolitan Opera
                          Association;       Trustee,       Drew
                          University;        and        Visiting
                          Professor/Executive-in-Residence,
                          Columbia  Business  School,   Columbia
                          University     (until    1995).    Mr.
                          Callander  serves on the  boards of an
                          additional   three  funds  managed  by
                          Scudder.


 William H. Gleysteen,    Consultant; and President, The   Japan      1984           732         less than
     Jr. (70)             Society,    Inc.    (until      1995).                                  1/4 of 1%
                          Mr. Gleysteen serves on the  boards of
                          an  additional  12  funds  managed  by
                          Scudder.


 Tai Ho Lee (73)          Chairman, Imjung  Research   Institute      1984            --             --
                          (1992-present);   and  President   and
                          Chief    Executive    Officer,  Hanjin
                          Investment   &  Securities   Co., Ltd.
                          (1990-1991).

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Classes III and I do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III

Directors serving until 1997 Annual Meeting of Stockholders:


                           Present Office with the Fund, if any;                  Shares
                                 Principal Occupation or          Year First    Beneficially     Percent
                               Employment and Directorships       Became a         Owned           of
       Name (Age)               in Publicly Held Companies         Director    June 30, 1996(1)   Class
       ----------               --------------------------         --------    -----------------  -----


 Nicholas Bratt (48)*+    President;   Managing  Director    of     1984           2,341(2)      less than
                          Scudder, Stevens  & Clark,  Inc.  Mr.                                   1/4 of 1%
                          Bratt  serves  on  the    boards   of
                          an additional   15   funds managed by
                          Scudder.


 Dr. Sang C. Lee (55)     President,  Hyundai  Plasma   Display     1988             --             --
                          Division   of   Hyundai   Electronics
                          America;    President    and    Chief
                          Executive      Officer,      Spectron
                          Corporation   of    America,     LLC,
                          (technology  company) (1994-present);
                          Chairman,  International  Cooperative
                          Ventures,  Inc., (consulting company)
                          (1992-present); Chairman    of    the
                          Boards,  Markwood,  Inc.,  Hub  City,
                          Inc.,  Brocker  Manufacturing,  Inc.,
                          (portfolio    companies  of  PITCAIRN
                          GROUP L.P.) (1989-1992).


 Dr. Wilson Nolen (69)    Consultant;    Trustee,      Cultural     1984            18,689 (3)     less than
                          Institutions  Retirement  Fund, Inc.;                                    1/4 of 1%
                          and      Director,   Ecohealth,  Inc.
                          (biotechnology company) (until 1996).
                          Dr.  Nolen  serves  on  the    boards
                          of  an additional  18   funds managed
                          by Scudder.


Class I


Directors serving until 1998 Annual Meeting of Stockholders:


                           Present Office with the Fund, if any;                  Shares
                                 Principal Occupation or          Year First    Beneficially     Percent
                               Employment and Directorships       Became a         Owned           of
       Name (Age)               in Publicly Held Companies         Director    June 30, 1996(1)   Class
       ----------               --------------------------         --------    -----------------  -----


 Juris Padegs (64)*+      Chairman;  Managing   Director   of       1991           1,484         less than
                          Scudder,  Stevens  &  Clark,   Inc.                                    1/4 of 1%
                          Mr. Padegs  serves  on  the  boards
                          of   an   additional    27    funds
                          managed by Scudder.


 Chang-Hee Kim (59)*      Vice Chairman; President and  Chief       1990             --             --
                          Executive     Officer,       Daewoo
                          Securities Co., Ltd.(1984-present);
                          Chairman,    The   Korea      Stock
                          Market   Stabilization   Fund;  and
                          Vice    Chairman,    The      Korea
                          Securities Dealers Association.


 Hugh T. Patrick (66)     R.  D.  Calkins    Professor     of       1995           12,575         less than
                          International Business,    Graduate                                     1/4 of 1%
                          School   of    Business,   Columbia
                          University; Director,   Center   on
                          Japanese   Economy   and  Business,
                          Columbia  University;  Co-Director,
                          APEC     Study   Center,   Columbia
                          University; and Director,     Japan
                          Society.   Mr.   Patrick  currently
                          serves   on   the   board   of  one
                          additional  fund managed by Scudder.

 All Directors and Officers as a group                                           40,329(4)(5)    less than
                                                                                                 1/4 of 1%
- --------------------------

* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment manager or Korean adviser. Messrs. Bratt and Padegs are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both. Mr. Kim is deemed to be an interested person because of his affiliation with the Fund's Korean adviser, Daewoo Capital Management Co., Ltd., which is a wholly owned subsidiary of Daewoo Securities Co., Ltd., or because he is an Officer of the Fund or both.

                                       4

+ Messrs. Bratt and Padegs are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Mr. Bratt's total includes 1,293 shares held by members of his family as to which he shares voting and investment power.

(3)  Dr. Nolen's total includes 6,375 shares held in trust for his benefit.

(4) Of which 32,661 shares are Hheld with sole investment and voting power and 7,668 shares are held with shared investment or voting power.

(5)  The total for the group includes 4,508 shares held by Mr. Lear.

     Section 30(f) of the Investment Company Act of 1940 (the "1940 Act"), as applied to a fund, requires the fund's officers, directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended June 30, 1996, all filing requirements applicable to its Reporting Persons were complied with except that Form 3 on behalf of several new subsidiaries of Scudder was filed late.

     According to a filing with the SEC on Schedule 13G on January 22, 1996, BEA Associates, 153 East 53rd Street, New York, New York, reported (and disclaimed) beneficial ownership of 2,506,062 shares (6.79% of the Fund's outstanding stock) held in discretionary accounts managed by BEA Associates.

     Except as noted above, to the best of the Fund's knowledge, as of June 30, 1996, no other person owned beneficially more than 5% of the Fund's outstanding shares.

Emeritus Founding Director

     Robert W. Lear has chosen not to stand for re-election as a director of the Fund. The Board of Directors elected him at the Board Meeting on July 23, 1996 as Emeritus Founding Director. Emeritus directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met six times during the fiscal year ended June 30, 1996. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Bratt and Mr. Tai Ho Lee who each attended 71% and Mr. Chang-Hee Kim who attended 40% of the meetings of the Board of Directors and related committees on which each serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of Messrs. Gleysteen, Lear, Sang C. Lee, Tai Ho Lee, Nolen and Patrick, the Directors who are not interested persons of the Fund, of Scudder, or of Daewoo Capital Management Co., Ltd. ("Noninterested Directors"), as defined in the 1940 Act. The Audit Committee met once, on October 11, 1995, during the Fund's last fiscal year. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee most recently met on April 16, 1996 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt, Padegs and Kim, who are Directors and Officers of the Fund, the following persons are Executive Officers of the Fund:


                                            Present Office with the Fund;                Year First Became
       Name (Age)                       Principal Occupation or Employment (1)            an Officer (2)
       ----------                       --------------------------------------            --------------

 Jerard K. Hartman (63)        Vice President; Managing Director of                            1986
                               Scudder, Stevens & Clark, Inc.

 Kun-Ho Hwang (45)             Vice President; Director, Planning Department of Daewoo         1984
                               Securities Co., Ltd.

 Young H. Kim (40)             Vice President; President of Daewoo                             1995
                               Securities (America) Inc.

 David S. Lee (62)             Vice President; Managing Director of                            1984
                               Scudder, Stevens & Clark, Inc.

 John J. Lee (38)              Vice President; Principal of                                    1994
                               Scudder, Stevens & Clark, Inc.

 Thomas F. McDonough (49)      Secretary and Assistant Treasurer; Principal of                 1984
                               Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (42)        Treasurer; Managing Director of Scudder,                        1990
                               Stevens & Clark, Inc.

 Edward J. O'Connell (51)      Vice President and Assistant Treasurer; Principal of            1984
                               Scudder, Stevens & Clark, Inc.

 Dong Wook Park (49)           Vice President; Director of Daewoo Capital Management           1986
                               Co., Ltd.

                                       6

                                            Present Office with the Fund;                Year First Became
       Name (Age)                       Principal Occupation or Employment (1)            an Officer (2)
       ----------                       --------------------------------------            --------------

 Kathryn L. Quirk (43)         Vice President and Assistant Secretary; Managing                1991
                               Director of Scudder, Stevens & Clark, Inc.

 Coleen Downs Dinneen (35)     Assistant Secretary; Vice President of Scudder, Stevens         1992
                               & Clark, Inc.

 (1) Unless otherwise stated, all the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

 (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other Officers hold offices in accordance with the By-Laws of the Fund.


Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder or Daewoo Capital Management Co., Ltd. ("Daewoo") was $123,343, including expenses, during the fiscal year ended June 30, 1996. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Directors' and committee meetings.

     Daewoo, which acts as Korean Adviser, pays the compensation and certain expenses of the personnel of Daewoo who serve as Directors or Officers of the Fund. The Fund will make no direct payments other than for reimbursement of travel expenses for one director, officer or employee of Daewoo or any of its affiliates who is not a resident in the United States and travel expenses of any other director, officer or employee of Daewoo or any of its affiliates who is a resident in the United States, in connection with the attendance of Board of Directors and committee meetings.

     The following Compensation Table provides, in tabular form, the following data:

Column (1): All Directors who receive compensation from the Fund.

Column (2): Aggregate compensation received by a Director from the Fund.

Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Fund does not pay its Directors such benefits.

Column (5): Total compensation received by a Director from the Fund, plus compensation received from all funds for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on an open-end fund.

                               Compensation Table
                      for the year ended December 31, 1995
                      ------------------------------------

             (1)                    (2)                 (3)                 (4)                (5)

                                                Pension or Retirement     Estimated      Total Compensation
                                 Aggregate       Benefits Accrued As   Annual Benefits   From the Fund and
        Name of Person,        Compensation         Part of Fund             Upon           Fund Complex
           Position            from the Fund      Complex Expenses        Retirement      Paid to Director
           --------            -------------      ----------------        ----------      ----------------


 William H. Gleysteen, Jr.,       $13,250             $4,133+++          $3,000+++          $134,650
 Director                                                                                  (12 funds**)

 Robert W. Lear,                  $14,000               N/A                 N/A              $40,850
 Director                                                                                  (10 funds@)

 Dr. Sang C. Lee,                 $14,000               N/A                 N/A              $14,000
 Director                                                                                    (1 fund)

 Tai Ho Lee,                      $12,250               N/A                 N/A              $12,250
 Director                                                                                    (1 fund)

 Dr. Wilson Nolen,                $14,500               N/A                 N/A              $148,342
 Director                                                                                  (16 funds**)

 Hugh T. Patrick*,                $2,087                N/A                 N/A              $14,337
 Director                                                                                   (2 funds)

 Sidney M. Robbins*,              $12,500               N/A                 N/A              $12,500
 Emeritus Founding Director#                                                                 (1 fund)

 +++  Retirement   benefits   accrued  and  proposed  to be  paid  as additional
 compensation for serving on the Board of The Japan Fund, Inc.

 * In 1995, Mr. Robbins served as a Director of the Fund from January 1 until October 11 on which date he chose not to stand for re-election and Mr. Patrick served as Director in 1995 from October 11 until December 31.

 ** This does not include membership on the Board of Scudder Emerging Markets Growth Fund, which commenced operations on May 8, 1996.

 @ This does not include membership on the Board of Institutional International Equity Portfolio, a series of Scudder Institutional Fund, Inc., which commenced operations on April 3, 1996.

 # An emeritus founding director's compensation is determined by the Board of Directors in accordance with the By-Laws of the Fund. Mr. Robbins, as Emeritus Founding Director, receives an annual fee of $6,000 plus reimbursement for travel expenses incurred in connection with attendance at the meeting of the Board scheduled to be held in October 1996 in Korea.


Section 16(a) Reporting

     Daewoo Securities (America) Inc., which may be deemed to be an affiliated person of Daewoo, and so may be subject to reporting requirements under Section 16 of the Securities Exchange Act because of the requirements of Section 30 of the Investment Company Act (although it disclaims that it is so subject) in October 1995 reported eighteen transactions in the Fund's common stock that, if such requirements were applicable, should have been reported earlier.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

       (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held July 23, 1996, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending

June 30, 1997. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended June 30, 1996 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P.
as independent accountants.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock. For the fiscal year ended June 30, 1996, the Fund paid Scudder an investment management fee of $7,516,289.

Korean Adviser

     The Korean Adviser, an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in February 1988 under the laws of the Republic of Korea. The Korean Adviser is wholly owned by Daewoo Securities Co., Ltd., Daewoo Securities Building, 34-3 Youido-dong, Yongdung po-gu, Seoul, Korea, the largest Korean securities firm in terms of paid-in capital and revenues in 1994 and an underwriter in the Fund's first four public offerings. Daewoo Securities Co., Ltd. is affiliated with Daewoo Corporation, a conglomerate headquartered in Seoul, Korea. Daewoo Corporation and certain affiliates of Daewoo Corporation own approximately 14.16% of Daewoo Securities Co., Ltd.

- ---------------------------
*   Two  International  Place,  Boston, Massachusetts
#   345 Park Avenue, New York, New York
+++ 101 California Street, San Francisco,  California
@   Two Prudential  Plaza,  180 North Stetson,  Suite 5400, Chicago, Illinois

     The Korean Adviser has the following Board of Directors:


      Name and Position
   with the Korean Adviser             Principal Occupation                        Address
   -----------------------             --------------------                        -------

      Jay-Hee Chun                     President,                       Kangsun Apt. 604-107
      President                        Daewoo Capital                   Juyup-dong 50, Koyang City
                                       Management Co., Ltd.             Seoul, Korea

      Hee Kang                         Director,                        Jamsil-dong
                                       Daewoo Capital                   72-307, Songpa-gu
                                       Management Co., Ltd.             Seoul, Korea

      Sung Kyu Kim                     Auditor,                         Chungkok 4-dong
      Auditor                          Daewoo Capital                   73-75 3/4
                                       Management Co., Ltd.             Sungdong-gu, Kwangjin-gu
                                                                        Seoul, Korea

      Choon Kuk Lee                    Director,                        Jinju Apartment C401
                                       Daewoo Capital                   Yoido-dong, Yungdungpo-gu
                                       Management Co., Ltd.             Seoul, Korea

      Segeun Lee                       Executive Vice President,        34-3 Yoido-dong
      Executive Vice                   Daewoo Capital                   Yungdungpo-ku
      President                        Management Co., Ltd.             Seoul, Korea

      Choong Nam Myung                 Director,                        Kalhyun-dong
      Executive Director               Daewoo Capital                   521-30 Eunpyung-gu
                                       Management Co., Ltd.             Seoul, Korea

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions will be supervised by Scudder.

     During the fiscal year ended June 30, 1996, Daewoo Securities Co., Ltd. ("Daewoo Securities"), with respect to portfolio transactions for the Fund, was paid $295,613, which amounted to 13.45% of total brokerage commissions paid. The Fund's Korean Adviser is a subsidiary of Daewoo Securities.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey, 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $5,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by October 7, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., at 345 Park Avenue, New York, New York 10154, not later than April 25, 1997.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

August 26, 1996


      PROXY                                     THE KOREA FUND, INC.                               PROXY

                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 Annual Meeting of Stockholders -- October 7, 1996


      The  undersigned  hereby  appoints  Juris Padegs,  Chang-Hee Kim and Hugh T. Patrick and each of them,  the  proxies for the  undersigned,  with  the  power of  substitution  to each of them,  to vote all  shares  of The  Korea  Fund,  Inc.  which the  undersigned  is  entitled  to  vote  at  the  Annual  Meeting  of  Stockholders  of The Korea  Fund,  Inc. to  be held at the offices of Scudder,  Stevens & Clark,  Inc.,  25th Floor,  345 Park Avenue (at 51st  Street),  New  York,  New York 10154,
on October 7, 1996 at 10:30 a.m.,  eastern time, and at  any adjournments thereof.

Unless  otherwise specified in the squares provided,  the  undersigned's  vote will be cast FOR each numbered item listed below.

1.  The election of Directors;

    FOR all nominees listed below                             WITHHOLD  AUTHORITY
    (except as marked to the contrary below)  /_/             to vote for all nominees listed below  /_/

    Nominees: Robert J. Callander, William H. Gleysteen, Jr., Tai Ho Lee

    (INSTRUCTION To withhold  authority to vote for any individual  nominee, write that nominee's name on the space provided below.)

2.  Ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants;     FOR /_/    AGAINST /_/   ABSTAIN /_/



                               Please sign exactly as your name or names appear.
                               When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


                               -----------------------------------------------------------
                                                 (Signature of Shareholder)


                               -----------------------------------------------------------
                                             (Signature of join owner, if any)

                               Date                                             , 1996
                                   ---------------------------------------------



                     PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                    NO POSTAGE IS REQUIRED
